EXHIBIT 10.324


                        PERFORMANCE GUARANTEE

     THIS PERFORMANCE GUARANTEE (this "Guarantee"), dated as of February 1, 2000 is made by R&B FALCON CORPORATION, a Delaware corporation (the "Guarantor") in favor of RBF EXPLORATION CO., a Nevada corporation ("RBF"), BTM CAPITAL CORPORATION, a Delaware corporation (the "Owner"), TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA, a Connecticut corporation, and AMERICAN HOME ASSURANCE COMPANY, a New York corporation (both collectively, the "Sureties"), and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, not in its individual capacity but solely as Trustee (together with its successors and assigns, the "Trustee") under that certain Trust Indenture dated as of August 12, 1999 by and between the Trustee and RBF, as amended and supplemented by that certain Supplemental Indenture and Amendment of even date herewith by and among the Trustee, the Owner and RBF (as hereafter supplemented or amended, the "Indenture").

     WHEREAS, RBF issued USD 250,000,000 of Senior Secured Notes (the "Notes") pursuant to the Indenture to finance the construction, outfitting and mobilization of the semi-submersible drilling rig to be named DEEPWATER NAUTILUS (the "Drilling Rig");

     WHEREAS, RBF has transferred the Drilling Rig to the Owner;

     WHEREAS, pursuant to the Construction Supervisory Agreement dated the date hereof (the "Construction Supervisory Agreement") the Owner has engaged RBF Exploration II Inc., a Nevada corporation, (the "Supervisor") to manage and supervise the design, construction and outfitting of the Drilling Rig at the yard of the Builders and its mobilization as required by the SDDI Contract;

     WHEREAS, both RBF and the Supervisor are each a wholly-owned indirect subsidiary of the Guarantor and it is to the corporate benefit of the Guarantor that the Owner acquires the Drilling Rig and that the Supervisor manage the design, construction, outfitting and mobilization of the Drilling Rig; and

     WHEREAS, pursuant to the Indenture, both RBF and the Owner have granted to the Trustee a security interest in, among other things, certain rights in the Construction Supervisory Agreement.

     NOW, THEREFORE, in consideration of the premises, the Guarantor hereby agrees as follows:

SECTION 1. Guarantee.

     The Guarantor hereby unconditionally and irrevocably guarantees the full performance and observance by the Supervisor of all of the terms of the Construction Supervisory Agreement (other than the payment obligations of the Supervisor set out in Article IV of such agreement). All of the obligations of the Supervisor under the Construction Supervisory Agreement guaranteed by the Guarantor pursuant to this Guarantee are referred to herein as the "Obligations." If the Supervisor fails to perform and observe any term or condition of the Construction Supervisory Agreement, other than those contained in Article IV, the Guarantor undertakes to itself perform or cause to be performed, within ten (10) days after receipt of notice to such effect from RBF, the Owner, the Sureties or the Trustee, any such term or condition not so performed or observed by the Supervisor, and to indemnify and hold RBF, the Owner, the Sureties and the Trustee harmless from and against any loss, costs, damage, claim or expenses, other than those contained in Article IV, which may be incurred by or asserted against them in connection with any failure on the part of the Supervisor to perform or observe any term or condition of the Construction Supervisory Agreement.

SECTION 2.  Guarantee Absolute.

     (a) The Guarantor hereby guarantees that the Obligations will be performed or paid strictly in accordance with the terms of the Construction Supervisory Agreement, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any such terms or the rights of RBF, the Owner, the Sureties or the Trustee with respect thereto. The liability of the Guarantor under this Guarantee shall be absolute and unconditional irrespective of:

          (i) any lack of validity or enforceability of the Construction Supervisory Agreement, the Construction Contract or any other agreement or instrument entered into between RBF, the Owner, the Trustee, the Builders, the Sureties and/or the Guarantor;

          (ii) any change in the time, manner or place of performance or payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to departure from the Construction Supervisory Agreement or the Construction Contract;

    (iii) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Supervisor in respect of the Obligations or the Guarantor in respect of this Guarantee.

     (b) This Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time any performance or payment of any of the Obligations is rescinded or must otherwise be returned by RBF, the Owner, the Sureties or the Trustee upon the insolvency, bankruptcy or reorganization of RBF or the Owner or otherwise, all as though such payment had not been made.

SECTION 3. Waiver.

     The Guarantor hereby waives (a) notice of acceptance hereof, protest, demand and dishonor, presentment and demand of any kind now or hereafter, provided by any statute or rule of law, (b) promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations and this Guarantee and any requirement that RBF, the Owner, the Sureties or the Trustee or any other person exhaust any right or take any action against the Supervisor or any other person or entity or any collateral, (c) all set offs and counterclaims it may have against RBF, the Owner, the Sureties, the Trustee or any other person and (d) any defense arising by any insolvency, lack of authority, power, dissolution or any other defense of the Supervisor or the Guarantor.

SECTION 4. Subrogation.

     The Guarantor will not exercise any rights which it may acquire by way of subrogation under this Guarantee, by any payment made hereunder or otherwise, until all the Obligations and all other obligations of the Supervisor under the Construction Supervisory Agreement shall have been performed or paid in full. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all the Obligations shall not have been performed or paid in full, such amount shall be forthwith paid to the Trustee for the account of RBF and the Owner to be credited and applied against the Obligations.

SECTION 5. Payments Free and Clear of Taxes, Etc.

     (a) All sums payable by the Guarantor under this Guarantee, shall be paid in full without set-off or counterclaim and in such amounts as may be necessary in order that all such payments (after deduction or withholding for or on account of any present or future taxes, levies, imposts, duties or other charges of whatsoever nature imposed by any Governmental Entity or taxing authority thereof, other than any income tax or franchise tax or other tax or fee on or measured by the gross receipts or net income of RBF, the Owner, the Trustee, the Sureties or the Note Holders collectively the "Taxes") shall not be less than the amounts otherwise specified to be paid under this Guarantee.

     (b) A certificate as to any additional amounts payable to RBF, the Owner or the Trustee under this Section 5 submitted to the Guarantor by the Trustee shall show in reasonable detail the amount payable and the calculations used to determine in good faith such amount and shall be deemed prima facie correct.

     (c) With respect to each deduction or withholding for or on account of any Taxes, the Guarantor shall promptly furnish to the Owner and the Trustee such certificates, receipts and other documents as may be required (in the reasonable judgment of the Trustee) to establish any income tax credit to which the Trustee may be entitled.

SECTION 6. APPLICABLE LAW AND JURISDICTION.

     THIS GUARANTEE (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, OTHER THAN CONFLICT OF LAWS RULES THEREOF. ANY LEGAL ACTION OR PROCEEDING AGAINST THE GUARANTOR WITH RESPECT TO THIS GUARANTEE MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK, SITTING IN NEW YORK COUNTY, THE U.S. DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, OR IN THE COURTS OF ANY OTHER JURISDICTION WHERE SUCH ACTION OR PROCEEDING MAY BE PROPERLY BROUGHT.

SECTION 7. Representations and Warranties.

     The Guarantor hereby represents and warrants to RBF, the Owner, the Sureties and the Trustee as follows:

          (a) It is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware duly qualified as a foreign corporation to do business wherever its business or ownership of property requires it to be so qualified and has the corporate power and authority and the legal right to own and lease its property and to conduct its business.

          (b) The execution, delivery and performance by the Guarantor of this Guarantee and any other documents contemplated herein and the completion of all other transactions herein contemplated are within the Guarantor's authority, are in furtherance of the Guarantor's purposes, have been duly authorized by all necessary action and will not contravene any applicable law or regulation nor violate the Guarantor's Articles of Incorporation or By-Laws nor any agreement binding on the Guarantor nor any applicable law or regulation or order or decree of any governmental authority or agency.

      (c) This Guarantee is supported by adequate and sufficient consideration, has been validly executed by or on behalf of the Guarantor and represents the valid and binding obligation of the Guarantor, enforceable in accordance with its terms and will not result in the Guarantor's liabilities (including the maximum amount of liabilities that may be reasonably expected to result from all contingent liabilities and giving effect to rights of contribution and subrogation) exceeding the fair market value of its assets. The enforceability of this Guarantee, however, is subject to all applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the rights of creditors generally and to general equity principles.

          (d) The legality, validity, enforceability or admissibility of this Guarantee are not subject to or conditional upon this Guarantee being filed, recorded or enrolled with any governmental authority or agency or stamped with any stamp, duty or similar transaction tax of the State of Texas, the State of New York or the United States of America.

          (e) There are no pending, or to the best of the Guarantor's knowledge, any threatened actions or proceedings affecting the Guarantor before any court, governmental agency or arbitrator in any country, which may materially adversely affect the financial condition or operations of the Guarantor.

SECTION 8. The Construction Supervisory Agreement.

     The   Guarantor  hereby  acknowledges  receipt  of  the   Construction
Supervisory Agreement and hereby consents and agrees to the Construction Supervisory Agreement and to all the terms and provisions thereof.

SECTION 9. Amendments, Etc.

     No amendment or waiver of any provision of this Guarantee nor consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Trustee and, so long as the Performance Bond (as defined in the Indenture) is outstanding or amounts are due to the Sureties as a result of payments made by them thereunder, the Sureties and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 10. Notices.

     All notices, requests and demands shall be in writing (including telecopier transmission) given to or made upon the respective parties hereto as follows:

In the case of the Guarantor at:

     R&B Falcon Corporation
     901 Threadneedle
     Houston, Texas 77079
     Attention: Chief Financial Officer
     Telecopier: (281) 496-0285

In the case of the Owner at:

     BTM Capital Corporation
     125 Summer Street
     Boston, MA 02110
     Attention: Senior Vice President ? Administration
     Telecopier: (617) 345-5687

In the case of RBF at:

     RBF Exploration Co.
     901 Threadneedle
     Houston, Texas  77079
     Attention: President
     Telecopier:(281) 496-0285

In the case of the Trustee, at:

     Chase Bank of Texas, National Association
     1150 Chase Tower
     600 Travis Street
     Houston, TX 77002

     Attention: Mauri J. Cowen
     Telecopier: (713) 216-5476

In the case of the Sureties, at:

     Travelers Casualty and Surety Company of America
     One Tower Square, 3PB
     Hartford, Connecticut  06183

     Attention: Bond Claim
     Telecopier: 860-277-5722

     American Home Assurance Company
     175 Water Street, 6th Floor
     New York, New York  10038

     Attention: Bond Claims
     Telecopier: 212-458-1331


or to such other address as any party hereto shall designate by written notice to the other parties hereto. All notices shall be effective upon delivery or three (3) days after being deposited in the United States mail with postage prepaid certified, return receipt requested in a correctly addressed wrapper, or upon receipt if delivered to Federal Express or similar courier company or transmitted by telefax during normal business hours.

SECTION 11. No Waiver; Remedies.

     No failure on the part of RBF, the Owner, the Sureties or the Trustee to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

SECTION 12. Continuing Guarantee.

     This Guarantee is a continuing guarantee and shall (i) remain in full force and effect until performance or payment in full of the Obligations and payment in full of all other amounts due under this Guarantee, (ii) be binding upon the Guarantor, its successors or assigns, as the case may be,
(iii) inure to the benefit of and be enforceable by RBF, the Owner, the Sureties and the Trustee and their respective successors, transferees and assigns, provided, however, that the Guarantor may not transfer its obligations under this Guarantee or any part of it without the prior written consent of RBF, the Owner, the Sureties and the Trustee; and (iv) continue to be effective, or be reinstated, as the case may be, if at any time payment or any part thereof, of any of the Obligations is rescinded or must be restored or returned by RBF, the Owner, the Sureties or the Trustee upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Guarantor or upon the appointment of a receiver, trustee or similar officer for the Guarantor all as though such payment had not been made.

SECTION 13.    Non-Petition Covenant.

     So long as any indebtedness or other obligations secured by the Indenture are outstanding, the Guarantor will not institute, and will not join with others in instituting, any involuntary bankruptcy or analogous proceeding against RBF or the Owner under any bankruptcy, reorganization, receivership or similar law, domestic or foreign, as now or hereafter in efffect.

Section 14.  Definitions.

     All capitalized terms used in this Guarantee and not defined herein are used with the meanings given to them in the Construction Supervisory Agreement.


                         [signature page follows]



     IN WITNESS WHEREOF, the Guarantor has duly executed and delivered this Guarantee, as of the date first above written.


                         R&B FALCON CORPORATION


                         By:_______________________
                         Name:_____________________
                         Title:____________________


THE STATE OF TEXAS  )
                    )
COUNTY  OF  HARRIS  )


     Before me, the undersigned authority, on this day personally appeared _______________, the Executive Vice President of R&B FALCON CORPORATION, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity stated, and as the act and deed of said corporation.

     Given under my hand and seal of office this ________ day of February, 2000.




                              _________________________________
                              Notary Public, State of T E X A S